FOR IMMEDIATE RELEASE:                                         [GRAPHIC OMITTED]

                           NESS TECHNOLOGIES ANNOUNCES
                   STRONG THIRD QUARTER 2004 FINANCIAL RESULTS

                REVENUES RISE 20% TO $77.2 MILLION YEAR-OVER-YEAR
         NET INCOME INCREASES TO $3.7 MILLION OR $0.14 PER DILUTED SHARE

HACKENSACK,  NJ - NOVEMBER 4, 2004 - NESS TECHNOLOGIES,  INC. (NASDAQ:  NSTC), a
global provider of IT services and solutions,  today announced financial results for the third quarter ended September 30, 2004.

THIRD QUARTER 2004 HIGHLIGHTS

o    Revenues   increased  to  $77.2  million,   up  4%  sequentially   and  20%
     year-over-year.

o    Operating  income  increased to $5.4 million,  up 24% sequentially and 279%
     year-over-year.

o    Net income  increased  to $3.7  million,  compared to $0.2  million for the third quarter of 2003.

o    Backlog  increased to $354  million,  an increase of 61%,  compared to $219 million as of September 30, 2003.

o    Worldwide  employees as of September 30, 2004 totaled 4,856, a net addition of 291 employees since June 30, 2004.

o    Ness  completed in October  2004 its initial  public  offering  raising net proceeds of $92.7 million,  including proceeds from the exercise in full of the over-allotment option.

Ness' third quarter 2004 revenues  totaled $77.2  million,  an increase of $12.8 million or 20%, compared to $64.3 million in the third quarter of 2003. Revenues for the nine months ended September 30, 2004 totaled $222.2 million, an increase of $65.5  million or 42%,  compared to $156.7  million in the nine months  ended
September 30, 2003.

Third  quarter 2004 net income  increased to $3.7  million,  an increase of $3.5 million,  compared  to $0.2  million in the third  quarter of 2003.  Diluted net earnings per share for the third quarter of 2004 were $0.14 compared to $0.01 in the third  quarter of 2003.  Net income for the nine months ended  September 30,
2004 totaled $9.0 million, an increase of $6.4 million, compared to $2.6 million in the nine months ended September 30, 2003.  Diluted net earnings per share for the nine months  ended  September  30,  2004 were  $0.36,  compared to $0.08 per diluted share for the comparable nine month period in 2003.

Raviv  Zoller,  Ness  President and Chief  Executive  Officer,  stated,  "We are pleased with Ness'  financial  performance  for the third  quarter 2004 and feel that it supports  our  positive  outlook for the IT services  environment,  with offshore IT services leading the way. Improved market  conditions,  coupled with our strong  relationships with our large and diversified client base,  reinforce our prospects  for  continued  revenue  growth and margin  improvement.  The 61%
increase in backlog Ness generated year-over-year provides the company increased
visibility  for  the  future.   We  expect  to  continue  to  grow  our  backlog
significantly in the fourth quarter of 2004 based on a very robust pipeline."

During the third quarter, Ness completed the first stage of an investment in new infrastructure  in Bangalore,  representing  Ness' second major  business hub in
India.  Ness  employees  began  moving into the new  facility  in October  2004, helping  expand  Ness'  capabilities  in the high  growth area of India based IT services. While this latest expansion reflects an important step to help support the company's rapid organic  growth,  Ness is also taking the necessary steps to ensure  the  Company  continues  to nurture a strong  and  consistent  corporate culture.

"In order to support  future  revenue  growth,  Ness continues to make strategic investments  in its  infrastructure  worldwide.  Our  commitment to  innovation, teamwork and excellence,  combined with strong partnerships with our clients and business partners,  are central to the successful execution of our strategy.  By rewarding employees who advance this focused commitment, we have been successful in retaining and growing our greatest asset, our people," continued Mr. Zoller.

Yaron Garmazi,  Ness Chief Financial  Officer,  stated,  "Ness set the stage for future  expansion with the successful  completion of our initial public offering in October 2004,  providing  Ness increased  visibility  both  domestically  and internationally  as we look to expand our  presence in the global  market for IT services.  Our ongoing success in diversifying our international revenue streams was evident this quarter as revenues  generated outside of Israel rose to 44% of total revenues  compared to 42% for the second quarter 2004 and 35% for the year ago period."

"As of September 30, 2004,  Ness had cash,  cash  equivalents,  short-term  bank deposits and marketable  securities  totaling  $41.3 million.  Net proceeds from
Ness'  initial  public  offering  will be reflected  in the fourth  quarter 2004 financial results," continued Mr. Garmazi.

INITIAL PUBLIC OFFERING

In October 2004,  Ness completed an initial public  offering of common stock. In connection with the offering,  Ness offered and sold 8,303,574  shares of common stock and certain selling  stockholders offered and sold an additional 5,119,226 shares,  including the exercise of the over-allotment,  at a price of $12.00 per
share.  Net  proceeds  from  the  initial  public   offering,   after  deducting
underwriting  discounts,  commissions,  and estimated  offering related expenses were approximately $90 million.

GUIDANCE

Ness estimates  revenues  within the range of $78.0 million to $82.0 million for the fourth  quarter  ending  December 31,  2004.  Based on this  forecast,  Ness expects revenue for the full year 2004 to be within the range of $300 million to
$304 million, representing year-over-year growth of 34% to 35%.

Ness  forecasts  fourth  quarter 2004 earnings per share within a range of $0.14 per diluted  share to $0.17 per diluted  share and full year 2004 earnings to be within the range of $0.50 per diluted share to $0.53 per diluted share.

Ness is currently conducting its year end planning process for fiscal year 2005.
The company will provide guidance for next year in conjunction with Ness' fourth quarter 2004 earnings release.

CONFERENCE CALL DETAILS

Ness  President and Chief  Executive  Officer  Raviv Zoller and Chief  Financial
Officer  Yaron  Garmazi  will  conduct a  conference  call to discuss  the third quarter 2004 results,  which will be simultaneously webcast at 8:45 A.M. Eastern
Time / 5:45 A.M. Pacific Time on Thursday, November 4, 2004.

To  access  the  conference  call  participants  in North  America  should  dial
1-800-399-0427 and international participants should dial 1-706-634-5453. A live webcast of the conference call will be available on the investor  relations page of Ness' corporate web site at www.ness.com.  Please visit the web site at least
15 minutes  early to register  for the  teleconference  webcast and download any necessary audio software. A replay of the call will be available on the web site approximately two hours after the conference call is completed.

ABOUT NESS TECHNOLOGIES

Ness  Technologies  (www.ness.com)  is a  global  provider  of IT  services  and end-to-end solutions designed to help clients improve their  competitiveness and efficiency.  Ness'  portfolio of solutions and services  includes:  outsourcing,
system  integration,   custom  application  development,   consulting,   quality
assurance,  and  training.  Ness  provides  services to more than 500 clients in commercial, industrial, and government sectors worldwide, including Fortune 1000 and global 2000 companies. Ness' proven record of success extends to more than a dozen key vertical markets,  notably  government,  defense,  financial services, life sciences,  healthcare,  telecommunications,  utilities, and the independent software vendor (ISV) marketplace.  Ness Technologies employs over 4,800 people.
The  company  has  operations  in  14  countries  including:  the  US,  the  UK,
Switzerland,  the  Netherlands,   Germany,  Canada,  Israel,  India,  the  Czech
Republic, the Slovak Republic, Singapore, Malaysia, Japan and Thailand.

INVESTOR CONTACT:                                  MEDIA CONTACT:

ERIK KNETTEL                                       DAVID KANAAN
PHONE: 646 - 284 - 9415                            PHONE: + 972 - 3 - 6315166
EMAIL: INVESTOR@NESS.COM                           EMAIL: MEDIA.INT@NESS.COM

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE
PRIVATE  SECURITIES  LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING  STATEMENTS
OFTEN  ARE   PROCEEDED   BY  WORDS  SUCH  AS   "BELIEVES,"   "EXPECTS,"   "MAY,"
"ANTICIPATES,"  "PLANS,"  "INTENDS,"  "ASSUMES," "WILL" OR SIMILAR  EXPRESSIONS.
FORWARD-LOOKING STATEMENTS REFLECT MANAGEMENT'S CURRENT EXPECTATIONS,  AS OF THE
DATE OF THIS PRESS RELEASE,  AND INVOLVE CERTAIN RISKS AND UNCERTAINTIES.  NESS'
ACTUAL RESULTS COULD DIFFER  MATERIALLY FROM THOSE  ANTICIPATED IN THESE FORWARD
LOOKING  STATEMENTS  AS A RESULT OF VARIOUS  FACTORS.  SOME OF THE FACTORS  THAT
COULD CAUSE FUTURE RESULTS TO MATERIALLY DIFFER FROM THE RECENT RESULTS OR THOSE
PROJECTED IN FORWARD-LOOKING  STATEMENTS INCLUDE THE "RISK FACTORS" DESCRIBED IN
NESS' PROSPECTUS FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION ON SEPTEMBER
29, 2004.

                             NESS TECHNOLOGIES, INC
                              AND ITS SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                U.S. DOLLARS IN THOUSANDS (EXCEPT PER SHARE DATA)

                                                                    THREE MONTHS ENDED     NINE MONTHS ENDED
                                                                      SEPTEMBER 30,           SEPTEMBER 30,
                                                                    2004        2003       2004         2003

Revenues                                                           77,152      64,327     222,177     156,689
Cost of revenues                                                   53,995      45,512     154,143     110,866
Gross profit                                                       23,157      18,815      68,034      45,823

Operating expenses:
Selling and marketing                                               6,822       5,634      18,952      15,424
General and administrative                                         10,945      11,263      34,142      24,633
Research and development, net                                           0          37           0       1,153
Other                                                                   0         460           0         460
Total operating expenses                                           17,767      17,394      53,094      41,670

Operating income                                                    5,390       1,421      14,940       4,153
Financial expenses, net                                            (1,177)     (1,820)     (4,327)     (1,496)
Other income (expenses), net                                          (16)        536          79         280
Income before taxes on income                                       4,197         137      10,692       2,937

Taxes on income (tax benefit)                                         473          (2)        958         (35)
Equity in net earnings (losses) of affiliates                          (3)         18        (651)         57
Minority interests in losses (earnings) of subsidiary                 (30)         74         (65)        286
Income from continuing operations                                   3,691         231       9,018       3,315

Loss from discontinued operations                                       0         (42)          0        (746)
Net income                                                          3,691         189       9,018       2,569

Allocation of undistributed earnings on Class B Convertible          (554)        (29)     (1,356)     (1,360)
Preferred stock
Net income after allocation of undistributed earnings               3,137         160       7,662       1,209

Basic net earnings per share                                         0.16        0.01        0.40        0.08
Diluted net earnings per share                                       0.14        0.01        0.36        0.08

Weighted average number of shares (In thousands) used in           19,066      18,489      18,949      14,323
computing basic net earnings  per share
Weighted average number of shares (In thousands) used in           22,002      19,882      21,499      15,506
computing diluted net earnings per share

                             NESS TECHNOLOGIES, INC
                              AND ITS SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                            U.S. DOLLARS IN THOUSANDS

                                                                             SEPTEMBER 30,        DECEMBER 31,
                                                                                 2004                 2003
Current assets:
Cash and cash equivalents                                                       40,707                46,004
Short-term bank deposits                                                           237                 3,248
Marketable securities                                                              340                   368
Trade receivables (net of allowance for doubtful accounts)                      71,601                61,067
Unbilled receivables                                                            19,041                14,921
Other accounts receivable and pre-paid expenses                                 11,306                 8,442
Work in progress                                                                   969                 1,348
Total assets attributed to discontinued operations                                  36                 1,314
Total current assets                                                           144,237               136,712

Long-term assets:
Long-term prepaid expenses                                                       3,361                 2,067
Marketable securities                                                               84                   144
Deferred income taxes                                                            4,380                 5,626
Severance pay fund                                                              31,480                30,421
Total long-term assets                                                          39,305                38,258

Property and equipment, net                                                     18,200                14,436
Other intangible assets, net                                                     3,671                 2,485
Goodwill                                                                       144,256               147,592
Total assets                                                                   349,669               339,483

Current liabilities:
Short term bank loans and credit                                                18,608                 8,898
Current maturities of long-term debt                                            28,588                21,703
Trade payables                                                                  30,398                29,802
Advances from customers                                                          3,419                 3,940
Other accounts payable and accrued expenses                                     60,419                54,604
Total liabilities attributed to discontinued operations                              -                   995
Total current liabilities                                                      141,432               119,942

Long-term liabilities:
Long-term debt, net of current maturities                                       39,988                59,852
Excess of losses over investment in affiliate                                      294                   286
Accrued severance pay                                                           34,538                32,912
Minority interests                                                                 199                   136
Total long-term liabilities                                                     75,019                93,186

Total stockholders' equity                                                     133,218               126,355
Total liabilities and stockholders' equity                                     349,669               339,483